SECURITIES AND EXCHANGE COMMISSION

                                 AMENDMENT NO. 1

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported): August 25, 2000


                          UNITED AMERICAN COMPANIES, INC.
             (Exact Name of Registrant as specified in its Charter)



    Colorado                           000-30003            05-0508617
    (State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)                  File No.)            Identif. No.)

    8609 Wood Lake Court, Suite 206
    Charlotte, North Carolina                                 28210
    (Address of Principal                                   (Zip Code)
    Executive Offices)


               Registrant's telephone number, including area code:
                                  (704) 556-7992


                              NADEAU & SIMMONS, P.C.
                             1250 TURKS HEAD BUILDING
                          PROVIDENCE, RHODE ISLAND 02903

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                    INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                  WITH COPIES TO:

                       CAYER, PRESCOTT, CLUNE & CHATTALLIER
                                 2 CHARLES STREET
                               PROVIDENCE, RI 02903
                                   401-421-2710

             1250 Turks Head Building, Providence, Rhode Island 02903 (Former Name or Former Address, if Changed Since Last Report)

Cautionary Statement for Purposes of "Safe Harbor Provisions" of the Private Securities Litigation Reform Act of 1995:

Except for historical facts, all matters discussed in this report which are forward looking involve a high degree of risks and uncertainties. Potential risks and uncertainties include, but are not limited to, competitive pressures from other food export companies and political developments in overseas markets, economic conditions in the Company's primary markets and other uncertainties detailed or to be detailed from time to time in the Company's Securities and Exchange Commission filings.


Item 1. Changes in Control of Registrant.

On August 16, 2000, a closing was concluded under a Plan of Merger (the "Plan"), pursuant to which a change of control of Providence Capital I, Inc. ("Providence") occurred. Pursuant to the Plan, shareholders of United American Companies, Inc. ("UAC" and/or "Registrant") were issued 13,500,000 shares of Providence common stock in exchange for all of the issued and outstanding shares of UAC, a North Carolina corporation. Pursuant to the Plan, Providence officers and directors resigned and were replaced by new management as set forth below. Providence advised the shareholders of the pending change in control through the filing with the Commission on August 10, 2000 and mailing to its shareholders of an Information Statement on Schedule 14(C), pursuant to Rule 14 under the Securities and Exchange Act of 1934, as amended (the "14C").

The following table, which was also included in the 14C, sets forth certain information with respect to the persons designated as newly appointed directors of the Registrant under the Plan, including their beneficial ownership in the Registrant as of the closing under the Plan concluding August 16, 2000.


                                   Date First
                                   Became            Positions and Offices
Name                    Age        Director          With the Company
--------------------    ------     ---------------   -------------------------
Mark A. Craven          50                           Chairman, Executive Vice
                                                     President, Secretary,
                                                     Director

Arnold E. Pitoniak      37                           CEO, President, Director

Michael Gilbert         59                           Chief Financial Officer,
                                                     Treasurer, Director

William F. Ruth         65                           Executive Vice President,
                                                     Retail Liquidation Services

Nicholas J. Coolidge    68                           Director

Timothy A. Holly        51                           Director

------------------------------------------------------------------------------
Please see personal biographies below

Personal Biographies and Summary of Experience
-----------------------------------------------------------------
Mark A. Craven

In 1971, Mr. Craven became associated with a family apparel firm, Arnold Craven, Inc., located in High Point, North Carolina. While serving as President until 1993, he was responsible for expanding the company into several prominent well-respected retail apparel stores. In 1980, to compliment the company's retail apparel stores, Mr. Craven formed a direct marketing catalog business. In 1981, his national catalog won an award for layout and design from the Direct Marketing Association. With peak sales of $4,500,000 Mr. Craven sold the catalog's name and concept in 1982. Since 1993, he has been involved in liquidations and consulting services for retail, wholesale, and distribution firms. This has resulted in a national reputation for excellence in liquidating inventory and maximizing value for his clients.

Born and raised in High Point, North Carolina, the world's furniture capital, Mr. Craven has cultivated long-standing contacts in the apparel, textile and furniture industries. To capitalize on these relations, he developed several entities to cover all aspects of the liquidation industry. High Point Furniture Liquidators, LLC, Craven & Ruth Promotions, LLC and The Craven Companies, LLC. Mr. Craven graduated from Hargrave Military Academy, majored in Business Administration at Wake Forest University (1968 -- 1971), and studied at New York University's MRA Institute of Retailing. He is a member of the Turnaround Management Association.

Arnold E. Pitoniak

Mr. Pitoniak has 17 years experience as an entrepreneur, investment banker and merchant banker. While a senior at Wake Forest University, he formed his first company, and has since formed, developed, bought or sold over 10 companies. Mr. Pitoniak has over three years as an investment banker specializing in mergers and acquisition advisory services, as well as general corporate finance where he raised equity and debt for real estate developers and other businesses particularly public furniture and textile companies. His significant entrepreneurial and banking expertise brings a unique perspective as well as substantial financial and analytical skills with the ability to negotiate and structure transactions that will help United American Companies in becoming a fully-integrated asset management and disposition company.

Mr. Pitoniak attended Southern Methodist University and graduated in 1985 from Wake Forest University with a Bachelor of Arts degree in Economics. He is a member of the Turnaround Management Association.

William F. Ruth

Mr. Ruth has over 40 years of diversified retail experience. His long career began in 1957 with Belk Stores, Inc., one of the country's largest department store chains. With Belk he held numerous responsible positions including floor manager, buyer, merchandiser, divisional merchandise manager, general merchandise manager, and area merchandise manager.

After leaving Belk Stores, Mr. Ruth spent three years operating his own apparel store in Winston-Salem, North Carolina. He also held a position in sales with Pine Apparel, an apparel distributor. Mr. Ruth's experience in merchandising, buying, managing apparel of retail inventory has provided him the sound base from which he has provided liquidation consulting services to retailers, wholesalers, and distributors since 1993. Mr. Ruth graduated with Western Carolina University with a degree in Business Administration.

Michael H. Gilbert

Michael H. Gilbert is a Certified Public Accountant. From October 1997 to October 1999, he was Chief Financial Officer, Secretary and Treasurer of The Prima Group International, Inc., a Charlotte, North Carolina, holding company. Previously from May 1986 to September 1997 was a shareholder, officer, and director of Hitchner, Whitt & Co., P.A., a firm of certified public accountants.

Nicholas J. Coolidge

Nicholas J. Coolidge is President of Jefferson Worldwide Group Ltd. He is a graduate of Harvard College (1954) and Harvard Law School (1959) and spent two years as a lieutenant in the United States Marine Corps. From 1959 to 1969 he was associated with the New York Law firm of Sullivan & Cromwell, where he worked for investment banking clients on debt and equity financings, both domestic and international, investment company matters and mergers and acquisitions. In 1965 he left the practice of law and became a member of the Corporate Finance Department of Kidder, Peabody & Co. Incorporated in New York City. While there, he served as a Vice President, Director and Stockholder, with sixteen professionals under his direction. He had responsibility for the firm's project finance, leasing, real estate and Canadian activities. He was active in public offerings, private placements, international transactions and mergers and acquisitions. While at Kidder, Peabody he and his staff originated and carried out in excess of 200 separate financings for new clients involving over two billion dollars of securities. In 1978 he left Kidder, Peabody and formed Coolidge Securities Corporation, an investment banking firm engaged in a broad range of financing activities for corporate and government clients. More recently, he formed Jefferson Worldwide Group Ltd., a member of the National Association of Securities Dealers, Inc. (NASD), specializing in private placements for clients. Jefferson Worldwide Group, Ltd. is also an investment advisor registered with the District of Columbia.

Timothy A. Holly

Mr. Holly, has extensive expertise and substantial skills in investment analysis and management, international finance, foreign commercial intelligence, and strategic planning. He is currently Chief Executive Officer of Jefferson Acquisition Group, Inc., a merchant banking firm, that recently acquired All Points Telecom, Inc., a manufacturing firm making the world's only solar-powered wireless pay phones with internet capability. From 1994 to 1998, Mr. Holly was the Chairman of Stone Harbor Holdings, Ltd (an offshore venture capital fund).

From 1987 to 1994, Mr. Holly headed Royal Overseas Investment Group, Ltd., which included Royal Asset Management Company, a registered investment advisory firm managing the assets of high-net worth individuals and institutions from the Middle East and Europe. Prior to 1987, he was lead analyst for two private banks, with responsibility for structuring foreign direct investments in the United States, advising on over $2.3 billion of investments of foreign capital. He continues to advise certain members of the Saudi Royal Family.

Also, active in education, Mr. Holly was on the faculties of both the University of Massachusetts and the City Colleges of Chicago; the research staff of the Investment Negotiation Center at the Institute for International and Foreign Trade Law; the Board of the Association of Schools of International Affairs; and General Editor of The Fletcher Forum; A Journal of International Affairs.

Mr. Holly received his undergraduate education in Political Science at Indiana University; and graduate studies in Comparative Systems, University of Notre Dame, and law at Georgetown University. He was also a Compton Foundation Fellow working towards a Ph.D. in International Business and Finance at the Fletcher School of Law and Diplomacy (administered by Harvard University and Tufts University).

Beneficial Ownership

The following table sets forth the beneficial ownership of our outstanding common stock on August 15, 2000 by (i) each director and executive officer of our company, (ii) all directors and executive officers of our company as a group, and (iii) each shareholder who was known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares:

---------------------------------------------


                         COMMON STOCK
                         --------------------------------------------
Name and address         # of               %of
of beneficial owner      shares             Class            Options


Mark A. Craven            5,700,000         38.00%           250,000

Arnold E. Pitoniak        5,600,000         37.33%           250,000

William F. Ruth             600,000         04.00%           150,000

Timothy A. Holly          1,500,000         10.00%

Michael Gilbert                                               30,000

All Officers and
Directors as a Group     13,500,000         90.00%


PREFERRED STOCK
------------------------------------


Item 2. Acquisition or Disposition of Assets.

Pursuant to the Plan, Providence acquired all of the shares of UAC.

COMPLETION OF THE MERGER

An Agreement and Plan of Merger and Reorganization was executed on July 26, 2000, by and among Providence and UAC, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the Transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; UAC is a corporation duly organized and validly existing under the laws of the state of North Carolina, with its registered office located in the city of Charlotte, State of North Carolina, its principal executive office at 8609 Wood Lake Court, Suite 206, Charlotte, North Carolina 28210, and its phone number is (704) 556-7992.

The respective boards of directors of Providence and UAC deemed it desirable and in the best interests of their respective corporations, for Providence to acquire the outstanding capital stock of UAC in exchange for the issuance of shares of the common stock of Providence and have proposed, declared advisable and approved such merger (the "UAC Merger") pursuant to the Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of Providence and UAC.

The UAC Merger became effective on the "Effective Date", such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado and (ii) a Certificate of Merger is filed with the Secretary of State of North Carolina. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of Providence.

The UAC Merger is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) UAC shall deliver to Providence a statement (in such form as may be reasonably requested by counsel to Providence) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) UAC shall deliver to the IRS the notification required under Section 1.897-2(h)(2) of the United States Treasury Regulations.

EFFECT OF UAC MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of Providence shall continue unaffected and unimpaired by the UAC Merger.

The laws of Colorado shall continue to govern UAC. On and after the Effective Date, the articles of incorporation of UAC shall be the articles of incorporation of Providence until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of UAC shall be the bylaws of Providence (the "Restated Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.


CONVERSION OF UAC'S STOCK AND OTHER SECURITIES

UAC shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to Providence on the date of execution of the Agreement. In exchange for receipt of one hundred percent (100%) of UAC shares, Providence, on the terms and subject to the conditions herein set forth, shall issue and deliver to UAC shareholders:

On the Closing Date, 13,500,000 Common Shares, no par value ("Providence Common Stock"), of Providence, on a share-for-share basis, registered in the name of each UAC shareholder or its nominee.

--Providence Common Stock

None of the currently issued and outstanding shares of Providence Common Stock, no par value, issued and outstanding at the effective time of the UAC Merger shall be converted as a result of the UAC Merger;

--Fractional Interests

No fractional shares of preferred or common stock of Providence or certificate or scrip representing the same shall be issued. In lieu thereof each holder of UAC shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of Providence;

--Status of Common Stock

All shares of common stock of Providence into which UAC shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Providence Common Stock;

--Independent Appraisal, Right to Dissent and Obtain Payment for Shares

Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the UAC shares which are paid in cash in lieu of conversion into the shares of Providence, as provided in this Article VI, the Board of Directors of UAC shall establish the value of UAC shares prior to the UAC Merger, and shall afford to such shareholders of UAC all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the North Carolina Business Corporation Act, as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

UAC SHAREHOLDER DISSENTER'S RIGHTS

The Board of Directors of UAC shall establish the value of UAC's shares prior to the UAC Merger, and shall afford to the shareholders of UAC all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the North Carolina Business Corporation Act. The capital surplus and retained earnings accounts of UAC shall be determined, in accordance with generally accepted accounting principles, by the board of directors of UAC. Nothing herein shall prevent the board of directors of UAC from making any future changes in its accounts in accordance with law.

INVESTMENT REPRESENTATION LETTER

At the Closing, each of the UAC shareholders shall execute and deliver to UAC an investment representation letter statement in such form as may be reasonably requested by counsel.

Amendment to Articles of Incorporation

The Board of Directors and shareholders have unanimously approved for the restatement and amendment of the Company's Articles of Incorporation in order to change Providence's name to "UNITED AMERICAN COMPANIES, INC.".

Approval of the restatement and amendment will not result in any other material amendment or change to the Registrant's Articles of Incorporation. The restatement and amendment is required to effect Providence's acquisition of UAC.

MARKET RISKS AND OTHER BUSINESS FACTORS

In passing the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Congress encouraged public companies to make "forward looking statements" by creating a safe harbor to protect companies from securities law liability in connection with forward-looking statements. We intend to qualify both our written and oral forward-looking statements for protection under the Reform Act and any other similar safe harbor provisions.

Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based. All forward looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected.

Due to those uncertainties and risks, the investment community is urged not to place undue reliance on our written or oral forward looking statements. We undertake no obligation to update or revise our for forward looking statements to reflect future developments. In addition, we undertake no obligation to update or revise forward looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 5.  Other Information

BUSINESS DESCRIPTION

UAC CORPORATION-

DESCRIPTION OF THE BUSINESS
UNITED AMERICAN COMPANIES, INC.

United American Companies, Inc. ("UAC"), is a newly formed North Carolina
corporation.   Its primary purpose is to become a public company specializing in asset evaluation, acquisition, finance of liquidation and management and by seizing undervalued opportunities in the retail, wholesale, distribution and manufacturing sectors with the strategy of UAC being two-fold; creating high current returns and income by liquidating assets and creating equity value over a period of time by purchasing operating companies at value and increasing that value over time and selling those companies for a significant return on investment. This purpose is partly based upon the following factors:

   *  Domestic retail capacity is four times the level needed for US consumers

   * Periodic declines in consumer spending result in more retail failures

   * Dominant retailers like Wal-Mart and Home Depot accelerate the pace of retail failures

   * E-commerce and e-tailing will increase failures of traditional retailers

   *  Middle Market default rates indicate higher defaults among retailers

   *  In 1999, major principal liquidations exceeded an estimated $15
      Billion

   * Brands like London Fog and Bonwit Teller have been liquidated and are therefore gone from the retail market

   * In 1999, assets of companies filing bankruptcy exceeded $30 billion.

   * Opportunities exist for brand licensing and exporting of liquidated assets.

   * Opportunities exist for purchasing old world economy companies applying new world economy strategies and e-commerce at below enterprise value.

To realize the opportunities from conditions in the economic market place and to effectively enter the comprehensive asset management industry, UAC is acquiring in an exchange of common stock, either complete ownership or control of several entities comprising the Craven Companies (the "Craven Group" or "Craven") -- a nationally recognized liquidator of consumer product inventories, thereby making UAC a fully-integrated asset management company.

The Craven Group has antecedents dating back to 1993. Craven's principals and senior management have over 100 years experience in retail sales, marketing, distribution, finance, management and in the liquidation of retail inventory and assets. In the last seven years, the Craven Group has liquidated over $1 billion in assets. The Craven Group has served hundreds of clients and has liquidated close to 1,000 wholesale and retail units.

To become a fully integrated asset management company specializing in evaluation, acquisition, financing, liquidation, management and positioning of assets, company, in November 1999, the Craven Group's activities were structured as several Delaware limited liability companies -- each containing the name "Fox." However, this designation was recently changed to "Craven" to reflect certain internal changes and to take advantage of the widely known and respected name of the Craven Chairman -- Mark Craven, an established expert in the liquidation of retail inventories. The Craven Group is comprised of the following affiliate entities:

   * Craven and Ruth, Inc. - merchandise sales, factoring, distribution

   * The Craven Companies, LLC- management services to Craven Group Companies

   * Craven and Ruth Promotions, LLC. - retail and wholesale liquidations

   * High Point Furniture Liquidators, LLC - retail and wholesale liquidations

   * Craven Merchandise Distributors, LLC- furniture factoring and distribution

   * Craven Advisory Group, LLC - business consulting services

   * Craven Valuation Services, LLC - retail inventory valuations and appraisals

   * Craven Capital Partners, LLC - principal purchasers of retail inventory and assets from distressed retailers (inventory liquidated by other Craven entities)

   * Promo Services, LLC - provider of sign materials and promotion advertising preparation and placement of advertising

   * CrossStone Capital Group, LLC - investment and merchant banking.

The Craven Group employs seven full-time professionals who have extensive financial, retail, and liquidation experience. Craven also has 50 professionals who are contracted with on an as needed basis to assist in Craven's implementation of its liquidation methodology. These contracted human resources assist with appraisals and evaluations, liquidations, and marketing activities. As additional support, Craven has an adequate back-office staff of four to handle the collective activities of the group.

Craven uses a proprietary financial model and analysis to value inventories. The model incorporates many variables including US economic indicators and industry information such as gross profit margins, turnover, age, product mix, distribution channels, computability, seasonality, and market values, then compares the results to data of competitive retailers, manufacturers, or wholesales. In the past, the Craven model has been applied in its "fee-based liquidation" business - i.e., where clients retain Craven to conduct liquidation sales and promotions. While Craven will continue operating a fee-based practice, it intends to become an "equity" liquidator - i.e., where Craven, as a principal, acquires the assets and then determines the most appropriate means of liquidation, disposition, or positioning of the assets.

Though Craven, as an equity liquidator, would initially be the smallest of 8 national liquidators of consumer products inventories, the potential returns are expected to be quite significant - far surpassing the income potential of fee-based business. In many instances, the larger liquidators form joint ventures to acquire large inventories (at auctions, in bankruptcies, etc.). These arrangements reduce competition and, in turn, improve profit potential. To date, Craven has lacked the necessary capital to participate as a principal in such transactions. However, UAC is presently pursuing a placement of $100,000,000 via a debt securities offering and/or by securing a revolving line of credit. To date, in preliminary discussions with institutional funders, UAC's proposal has been very well received.

UAC shall have has its initial directors:

          *            Mark Craven, Chairman of the Board of Directors

          *            Arnold E. Pitoniak, Chief Executive Officer

          *            William F. Ruth, Executive Vice President,
                       Retail Liquidation Services

          * Michael Gilbert, Chief Financial Officer and Treasurer of UAC

          *            Timothy A. Holly, Director of UACI

          *            Nicholas J. Coolidge, Director of UACI


                 ---------------------------------------

                 The Craven Companies LLC and Affiliates
                         12 Months projected 2001


          Total Revenues                $   49,192,000
          Operating Costs/Expenses          41,006,000
          EBITDA                             8,186,000

UAC currently derives its income via fee-based litigation consulting, small "equity" liquidation transactions where the company, as a principal, acquires the assets and then determines the most appropriate means of liquidation, disposition or positioning of those assets, and consulting fees from services to liquidation clients including valuations, financing, marketing and advertising. However, with a large line of credit facility which the company is currently negotiating of $100,000,000, UAC would be able to participate in much larger "equity" principal liquidation transactions. Although there is no guarantee of this funding, several institutional investors have expressed a strong interest in a preferred offering or debt instrument financing in the form of a secured line of credit.

However, these pro forma numbers post-closing reflect certain financings and other assumptions which are not the control of management or the company. Certain statements, estimates and forward-looking projections prepared by the company may not be representative of future outcome. The company makes no representation as to their attainability, nor can any such representation be implied. In addition, because the estimates and assumptions underlying such projections are inherently subject to significant economic, market, and regulatory uncertainty and contingencies, which are difficult or impossible to predict accurately and are beyond the company's control, there is significant risk that the projections will not be realized. Accordingly, actual results may be materially different from those projected.

Legal Proceedings

Neither the Company nor any of our affiliates are a party, nor is any of their property subject, to material pending legal proceedings or material proceedings known to be contemplated by governmental authorities. The Company is expected to be involved from time to time in various claims, actions and lawsuits incidental to its business. The Company believes the ultimate liability there under, if any, will not have a material affect on the financial condition of the Company.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Financial Statements of Business to be acquired.

                                       CRAVEN & RUTH, INC.
                     STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)
                                         (Unaudited)

                                                                                  Total
                                                       Receivable     Retained    Shareholders'
                                    Common Stock       From           Earnings    Equity
                                 Shares     Amount     Shareholders   (Deficit)   (Deficiency)
INITIAL CAPITALIZATION OF
  THE COMPANY (Feb. 1, 1998)     1,000      $  1,000                              $  1,000
    Receivable from
     shareholders                                      $  (1,000)                 $ (1,000)

    Distributions to
     shareholders                                                     $ (17,000)  $(17,000)

    Net Income                                                           14,080     14,080
                                 -------    --------   -------------  ----------  ------------

BALANCE (DEFICIENCY)AT
   DEC. 31, 1998                 1,000         1,000      (1,000)        (2,920)    (2,920)

    Distributions to
     shareholders                -------    --------    ------------    (75,000)   (75,200)


    Net Income                                                           83,702     83,702

BALANCE (DEFICIENCY) AT
   DEC. 31, 1999                               1,000      (1,000)         5,582      5,582

ACTIVITY JANUARY 1, 2000 THROUGH
   JUNE 30, 2000

    Distributions to
     shareholders                                                       (40,200)   (40,200)

    Net Income                   --------   --------    ------------     50,400     50,400

BALANCE AT JUNE 30, 2000                    $  1,000     $(1,000)     $  15,782   $ 15,782

                       CRAVEN & RUTH, INC.
                         BALANCE SHEETS
                          (Unaudited)



                                   December 31,   December 31,        June 30,
                                   1998           1999                2000
ASSETS

Current Assets:
 Cash and cash equivalents                         $   4,787           $  7,493
 Accounts receivable               $   3,633          24,966             49,134
 Prepaid expenses and other
   current assets                        184             473                  0
Total Current Assets                   4,017          30,226             56,627

PROPERTY AND EQUIPMENT, NET            7,848          45,069             39,654

TOTAL ASSETS                        $ 11,865  $       75,295           $ 96,281


LIABILITIES AND SHAREHOLDERS' EQUITY
(DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable and
   other accrued expenses           $ 14,785       $ 43,802            $ 58,100
 Current maturities of
   long-term debt                                     6,994               7,096
Total current liabilities             14,785         50,796              65,196

LONG-TERM DEBT                                       18,917              15,303

SHAREHOLDERS' EQUITY (DEFICIENCY)
  Common stock $1 par value,
    100,000 shares authorized;
    1,000 shares issued and
    outstanding                        1,000          1,000              1,000
  Receivable from shareholders        (1,000)        (1,000)            (1,000)
  Retained earning (deficit)          (2,920)         5,582             15,782

TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY (DEFICIENCY)               $ 11,865  $      75,295            $96,281


                      CRAVEN & RUTH, INC.
                    STATEMENTS OF OPERATIONS
                          (Unaudited)




                           From
                           February 1, 1998                                  Six-month
                          (Date of Inception)      Year Ended               Period Ended
                           To December 31, 1998    December 31, 1999     June 30,      June 30,
                                                                         2000          2000
                                                                                                           December 31,
June
REVENUES                   $    211,287            $   2,073,145         $ 486,279     $1,141,908

COST OF REVENUES                 46,827                1,493,441           222,506        659,203

GROSS PROFIT                    164,460                  579,704           263,773        482,705

OPERATING EXPENSES              148,562                  487,758           103,875        425,231

DEPRECIATION                      1,479                    7,980             3,990          6,719

OPERATING INCOME                 14,419                   83,966           155,908         50,755

INTEREST EXPENSE                    339                      264                              355

NET INCOME                 $     14,080           $       83,702         $ 155,908     $   50,400


                                   CRAVEN & RUTH, INC.
                                STATEMENTS OF CASH FLOWS
                                       (Unaudited)

                                       Period From
                                       February 1, 1998       Year Ended              Six-Month Period Ended
                                      (Date of Inception)To   December 31,       June 30,          June 30,
                                       December 31, 1998      1999               1999              2000
OPERATING ACTIVITIES
  Net income                           $  14,080              $   83,702         $  155,908        $ 50,400
     Adjustments to reconcile net
      income to net cash provided
      by operating activities:
       Depreciation                        1,479                   7,980              3,990           6,719
       Changes in operating assets
        and liabilities:
         Accounts receivable and
          other accrued expenses          (3,833)                (21,133)           (21,635)        (24,188)
         Prepaid expenses and other
          current assets                    (184)                   (289)               184             473
         Accounts payable and other
          accrued expenses                14,785                  29,017             (5,864)         14,298
                                        ----------             ------------       -----------      -----------
         Net cash provided by operating
          activities                      26,327                  99,277            132,583          47,722

INVESTING ACTIVITIES - Purchases of
   property and equipment                 (9,327)                (16,365             (4,164)         (1,304)

FINANCING ACTIVITIES:
 Proceeds from long-term debt              4,018
 Principal repayments on long-term debt   (4,018)                 (2,925)                            (3,512)
 Distributions to shareholders           (17,000)                (75,200)           (28,000)        (40,200)
     Net cash used in financing
       activities                        (17,000)                (78,125)           (28,000)        (43,712)

NET INCREASE IN CASH AND CASH EQUIVALENT                           4,787            100,419           2,706

CASH AND CASH EQUIVALENTS
     Beginning of period                                                                              4,787

     End of period                                                 4,787            100,419           7,493

SUPPLEMENTAL DISCLOSURES
     Cash paid for interest                  339                     264                                355

     Receivable from shareholders for
       purchase of common stock            1,000                   1,000              1,000           1,000


(b) Pro-Forma Financial Information

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                         INFORMATION OF THE COMPANY


The following unaudited pro forma consolidated financial information gives effect to the acquisition of United American Companies, Inc. and its subsidiaries ("UAC") by Providence Capital I, Inc. ("PCI") as if it had occurred on January 1, 1999 and January 1, 2000, respectively, in the case of the unaudited pro forma consolidated statements of income of the company and on June 30, 2000 in the case of the unaudited pro forma consolidated balance sheet of the company.

The acquisition will be accounted for as a reverse acquisition whereby UAC (Oldco) will be treated as if it acquired PCI in an exchange of stock, whereby PCI was the surviving organization, followed by a recapitalization. The book values of the assets and liabilities of UAC (Oldco) remain the same and carryforward, with no goodwill being recorded, Subsequent to the transaction, PCI changed its name to United American Companies, Inc. (Newco).

The pro forma consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of what the company's financial position or results of operations would have been had the transaction occurred as of the above referenced dates or of the financial position or results that may be reported by the company in the future.

The pro forma consolidated financial information should be read in conjunction with the historical statements of Craven and Ruth, Inc. and PCI and the related notes thereto.

               UNITED AMERICAN COMPANIES, INC. AND SUBSIDIARIES
        PROFORMA CONSOLIDATED STATEMENT OF INCOME (FOR THE ACQUISITION)
                     FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                   United
                            Historical                Proforma     American
                    Craven and      Providence        Adjustments  Companies, Inc.
                    Ruth, Inc.      Capital I, Inc.

REVENUES            $ 2,073,145                                    $  2,073,145

COST OF REVENUES    $ 1,493,441                                    $  1,493,441

                    -----------     ---------------   ------------ ------------

GROSS PROFIT        $   579,704                                         579,704

OPERATING EXPENSES      487,758          18,414                         506,172

DEPRECIATION              7,980                                           7,980
                    -----------     ---------------   ------------ ------------

OPERATING INCOME         83,966         (18,414)                         65,288

INTEREST EXPENSE            264                                             264
                    -----------     ---------------   ------------ ------------

INCOME BEFORE INCOME
  TAXES                  83,702         (18,414)                         65,288

INCOME TAXES                                               15,117        15,117
                    -----------     ---------------   ------------ ------------

NET INCOME               83,702         (18,414)          (15,117)       50,171

See Notes to unaudited financial statements

Notes to Unaudited Proforma Financial Statements

(1) To reflect federal and state income taxes due on taxable income, if the corporation, formerly an "S" corporation whereby income was taxed to the shareholders, were to be liable for such taxes at the corporate level.

                     UNITED AMERICAN COMPANIES, INC AND SUBSIDIARIES
            PROFORMA CONSOLIDATED STATEMENT OF INCOME (FOR THE ACQUISITION)
                         FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                    (Unaudited)

                          Historical                                              United
                                  The Craven                                      American
                   Craven And     Companies,   Providence         Proforma        Companies, Inc.
                   Ruth, Inc.     LLC          Capital I, Inc.    adjustments     Proforma
REVENUES           $1,141,908                                                     $1,141,908

COST OF REVENUES      659,203                                                        659,203

                   ----------     ----------   ---------------    -----------     ----------
GROSS PROFIT          482,705                                                        482,705

OPERATING EXPENSES    425,231    $  47,106     $   5,371                             477,708

DEPRECIATION            6,719                                                          6,719
                   ----------     ----------   --------------      ----------     ----------
OPERATING INCOME
  (LOSS)               50,755    $ (47,106)       (5,371)                             (1,722)

INTEREST EXPENSE          355                                                            355

INCOME (LOSS) BEFORE
  TAXES                50,400      (47,106)       (5,371)                             (2,077)

INCOME TAX PROVISION---------     ----------   --------------(1)   -----------    -----------

NET INCOME (LOSS)   $  50,400    $ (47,106)   $   (5,371)   $                         (2,077)


See notes to unaudited proforma financial statements

Notes to Unaudited Proforma Financial Statements

(1) No provision for income taxes in made due to absence of proforma consolidated taxable income


UNITED AMERICAN COMPANIES, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET (FOR THE  ACQUISITION)
AS OF JUNE 30, 2000
(Unaudited)


                                   Historical
                                                         United                                                 United American
                           Craven and   The Craven       American         Providence             Proforma       Companies, Inc.
                           Ruth, Inc.   Companies, LLC   Companies, Inc.  Capital I, Inc.        Adjustments    Proforma

ASSETS
CURRENT ASSETS
Cash and Cash equivalents   $ 7,493                         698                                                 $   8,191
Accounts receivable          49,134                                                                                49,134
   Total Current Assets      56,627                                                                                57,325
PROPERTY AND EQUIPMENT, NET  39,654                                                                                39,654

Total Assets                 96,281                         698                                                    96,979

LIABILITIES AND
   SHAREHOLDERS' EQUITY
   (DEFICIENCY)

CURRENT LIABILITIES
Accounts Payable and other
   accrued expenses          58,100        47,106                       17,325        (17,325)(1)     105,206
Curent maturities of long-
   term debt                  7,096                                                                   7,096

   Total Current Liabilities 65,196        47,106                       17,325        (17,325)        112,302

LONG TERM DEBT               15,303                                                                  15,303

SHAREHOLDERS' EQUITY
    (DEFICIENCY)
Preferred stock, $.001 par
   value, 50,000,000 shares
   authorized and
   outstanding:  none
Common stock, $.001 par
   value, 50,000,000 shares
   authorized and 15,000,000
   outstanding                1,000                         698          1,500        11,802(2)        15,000
Paid in Capital                                                          4,960        (4,960)(2)
Receivable from shareholders (1,000)                                                                 (1,000)
Retained earnings (deficit)  15,782      (47,106)           698        (23,785)       10,483 (2)      (44,626)
  Total shareholders' equity
    (deficiency)             15,782      (47,106)           698        (17,325)       17,325          (30,626)
Total liabilities and
  shareholders' equity
  (deficiency)               96,281                         698                                      96,979


(c) Exhibits.

1. Plan of Merger, dated as of August 16, 2000, by and among Providence Capital I, Inc, and United American Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   UNITED AMERICAN COMPANIES, INC.


                                   By:  /s/  Arnold E. Pitoniak

                                   Arnold E. Pitoniak, Chief Executive Officer


Dated: November 8, 2000